SCHEDULE 14C

(Rule 14c-101)

Information Required in Information Statement

Schedule 14C Information

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

Ohio National Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Information Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

Ohio National Fund, Inc.	One Financial Way Cincinnati, Ohio 45242 Post Office Box 237 Cincinnati, Ohio 45201-0237

June [    ], 2017

Dear Variable Contract or Policy Owner:

As a variable contract or policy owner with contract or policy values allocated to Ohio National Fund’s (the “Fund”) ON International Equity Portfolio or ON Foreign Portfolio, you are receiving this Information Statement relating to recent changes approved by the Board of Directors of the Fund (the “Board”).

At an in-person meeting on March 15, 2017, the Board approved the following: (i) a change in sub-adviser and a new sub-advisory agreement between Ohio National Investments, Inc. (the “Adviser”) and Lazard Asset Management LLC (“Lazard”) appointing Lazard as the new sub-adviser for the ON International Equity Portfolio; and (ii) a change in sub-adviser and a new sub-advisory agreement between the Adviser and Templeton Global Advisors Limited (“Templeton”) appointing Templeton as the new sub-adviser for the ON Foreign Portfolio. These changes became effective on May 1, 2017.

This statement is being sent for your information only and you are not required to take any action.

As always, we thank you for your confidence and support.

Sincerely,

Michael J. DeWeirdt

President

INFORMATION STATEMENT

OHIO NATIONAL FUND, INC.

(the “Fund”)

One Financial Way

Montgomery, Ohio 45242

ON International Equity Portfolio

(formerly known as International Portfolio)

ON Foreign Portfolio

(formerly known as International Small-Mid Company Portfolio)

(collectively, the “Portfolios”)

This Information Statement provides information concerning the ON International Equity Portfolio and ON Foreign Portfolio. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This document is for informational purposes only and you are not required to take any action.

This Information Statement is being distributed in connection with the following changes approved by the Board of Directors (the “Board”) of Ohio National Fund, Inc. (the “Fund”) at an in-person meeting on March 15, 2017 (the “Meeting”): (i) a change in sub-adviser and a new sub-advisory agreement between Ohio National Investments, Inc. (the “Adviser”) and Lazard Asset Management LLC (“Lazard”) appointing Lazard as the new sub-adviser for the ON International Equity Portfolio (the “Lazard Sub-Advisory Agreement”); and (ii) a change in sub-adviser and a new sub-advisory agreement between the Adviser and Templeton Global Advisors Limited (“Templeton” and together with Lazard, the “Sub-Advisers”) appointing Templeton as the new sub-adviser for the ON Foreign Portfolio (the “Templeton Sub-Advisory Agreement” and together with the Lazard Sub-Advisory Agreement, the “New Sub-Advisory Agreements”). These changes became effective on May 1, 2017.

Pursuant to an Exemptive Order received by the Fund from the Securities and Exchange Commission (“SEC”), the Adviser may change sub-advisers or hire new sub-advisers for the Fund’s portfolios without obtaining shareholder approval if the sub-advisers are not affiliates of the Adviser (the “Exemptive Order”). On April 30, 2002, shareholders of the Fund generally authorized the Adviser to enter into sub-advisory agreements pursuant to the Exemptive Order. As a condition of such order, the Adviser must furnish shareholders of the affected portfolio(s) with certain information about new advisory and sub-advisory agreements. This Information Statement is intended to comply with that condition. The Information Statement is first being sent on or about June [    ], 2017 to shareholders of record of the ON International Equity Portfolio and the ON Foreign Portfolio as of the close of business on May 1, 2017.

I.         Background

At the Meeting, the Board, including a majority of the Directors who are not “interested persons” of the Fund (the “Independent Directors”) within the meaning of that term under the Investment Company Act of 1940, as amended (the “Act”), approved the termination of the sub-advisory agreements between the Adviser and each Portfolio’s prior sub-adviser, effective April 28, 2017. At the Meeting, the Board, including a majority of the Independent Directors, also approved the Lazard Sub-Advisory Agreement and the Templeton Sub-Advisory Agreement, effective May 1, 2017. The appointment of Lazard and Templeton as Sub-Advisers to the ON International Equity Portfolio and ON Foreign Portfolio, respectively, was made in accordance with the Exemptive Order and does not require shareholder approval. The Adviser is not affiliated with either Lazard or Templeton.

II.         New Sub-Advisory Agreements

The following is a brief summary of the material terms of the New Sub-Advisory Agreements for the ON International Equity Portfolio and ON Foreign Portfolio, which are attached as Appendix A and Appendix B, respectively. You should read Appendix A and Appendix B for a complete understanding of the Sub-Advisory Agreements. The New Sub-Advisory Agreements were approved by the Board, including a majority of the Independent Directors, at the Meeting.

Each New Sub-Advisory Agreement provides that the respective Sub-Adviser will, among other things:

(1)	provide investment advice and recommendations to the Portfolio with respect to the Portfolio’s investments, consistent with the Portfolio’s investment policies and restrictions;

(2)	arrange for the purchase and sale of the Portfolio’s securities;

(3)	provide, at its expense, all necessary investment and management facilities; and

(4)	provide periodic reports regarding the investment activity and composition of the Portfolio.

ON International Equity Portfolio (formerly International Portfolio)

In connection with the change in sub-adviser to Lazard, the advisory fee structure of the ON International Equity Portfolio’s changed and the advisory agreement was amended to incorporate such changes. An additional breakpoint was added to the advisory fee structure to pass on to the Portfolio a fee reduction for assets over $1 billion. As a result, the Portfolio’s total expenses will be reduced to the extent its average daily net assets exceed $1 billion as shown below. As compensation for its services to the ON International Equity Portfolio, the Adviser receives monthly fees from the Portfolio at the following annual rates (on the basis of the Portfolio’s average daily net assets during the month for which the fees are paid) under the advisory agreement as amended (the “New Advisory Fee”), as opposed to the annual rates under the advisory agreement prior to the amendment (the “Prior Advisory Fee”):

ON International Equity Portfolio
New Advisory Fee*	Prior Advisory Fee*
0.85% of first $100 million	0.85% of first $100 million
0.80% of next $100 million	0.80% of next $100 million
0.70% of next $800 million	0.70% over $200 million
0.67% over $1 billion

*Of the average daily net assets of the Portfolio

The terms of the Lazard Sub-Advisory Agreement are the same as those of the prior sub-advisory agreement in all material respects, with the exception of effective dates, parties, and sub-advisory fees. The Lazard Sub-Advisory Agreement includes a change in the Fund’s sub-advisory fee structure. The sub-advisory fees are paid from the Adviser’s assets and do not affect the Portfolio’s total expenses. The fees payable by the Adviser for sub-advisory services for the Portfolio under the Lazard Sub-Advisory Agreement and prior sub-advisory agreement are different, as shown in the table below:

ON International Equity Portfolio
New Sub-Advisory Fee* (Lazard)	Prior Sub-Advisory Fee* (Federated)
0.40% of first $500 million	0.40% of first $200 million

0.35% of next $500 million	0.35% over $200 million
0.32% over $1 billion

*Of the average daily net assets of the Portfolio

For the fiscal year ended December 31, 2016, the Adviser paid $589,153.56 in sub-advisory fees, for a net sub-advisory fee of 0.40% of the Portfolio’s average daily net assets. If the new sub-advisory fee had been in effect for the year ended December 31, 2016, there would have been no change in the sub-advisory fees earned and paid.

ON Foreign Portfolio (formerly International Small-Mid Company Portfolio)

In connection with the change in sub-adviser to Templeton, the Adviser agreed to reduce the advisory fee rate paid by the ON Foreign Portfolio’s shareholders and the advisory agreement was amended to incorporate such reduction in fees. As compensation for its services to the ON Foreign Portfolio, the Adviser receives monthly fees from the Portfolio at the following annual rates (on the basis of the Portfolio’s average daily net assets during the month for which the fees are paid) under the advisory agreement as amended (the “New Advisory Fee”), as opposed to the annual rates under the advisory agreement prior to the amendment (the “Prior Advisory Fee”):

ON Foreign Portfolio

New Advisory Fee*	Prior Advisory Fee*

0.85% of first $100 million	1.00% of first $100 million
0.80% of next $100 million	0.90% of next $100 million
0.70% of next $800 million	0.85% over $200 million
0.67% over $1 billion

*Of the average daily net assets of the Portfolio

The terms of the Templeton Sub-Advisory Agreement are the same as those of the prior sub-advisory agreement in all material respects, with the exception of effective dates, parties, and sub-advisory fees. The Templeton Sub-Advisory Agreement includes a decrease in Fund’s sub-advisory fees payable by the Adviser. The sub-advisory fees are paid from the Adviser’s assets and do not affect the Portfolio’s expenses. The fees payable by the Adviser for sub-advisory services for the Portfolio under the new Sub-Advisory Agreement and prior sub-advisory agreement are different, as shown in the tables below:

ON Foreign Portfolio

New Sub-Advisory Fee* (Templeton)	Prior Sub-Advisory Fee* (Federated)

0.43% of first $500 million	0.75% of first $100 million
0.38% of next $500 million	0.65% over $100 million
0.35% over $1 billion

*Of the average daily net assets of the Portfolio

For the fiscal year ended December 31, 2016, the Adviser paid $512,655.29 in sub-advisory fees, for a net sub-advisory fee of 0.75% of the Portfolio’s average daily net assets. If the new sub-advisory fee had been in effect for the year ended December 31, 2016, the Adviser would have paid $294,060.55 in sub-advisory fees, or a net sub-advisory fee of 0.43% of the Portfolio’s average daily net assets.

III.        Information About the Sub-Advisers

Lazard Asset Management LLC

Lazard is a Delaware limited liability company located at 30 Rockefeller Plaza, New York, NY 10112. Lazard is a wholly-owned subsidiary of Lazard Frères & Co. LLC, a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Interests of Lazard Group, LLC are held by Lazard Ltd., which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange under the symbol “LAZ.”. In addition, Lazard Asset Management Securities LLC (LAMS) is a subsidiary of Lazard Asset Management LLC, and is a limited-purpose broker dealer.

Lazard provides investment management and advisory services to institutional clients, financial intermediaries, private clients, and investment vehicles around the world. Lazard has been registered as an investment adviser with the SEC since 1970. As of December 31, 2016, Lazard had total assets under management of $178,954.49 million. The assets under management include those of Lazard and its affiliates, but do not include those of Lazard Frères Gestion (Paris) or other asset management businesses of Lazard Ltd.

Lazard acts as investment adviser or sub-adviser to the funds or accounts registered under the Act listed in the table below, each of which have similar investment objectives to that of the ON International Equity Portfolio.

Fund	Net Assets as of December 31, 2016 (Millions)	Annual Fee Rate as a Percentage of Average Annual Assets
Lazard International Equity	$2,683.4	0.75%
Lazard Retirement International Equity	$652.9	0.75%
Sub-advised Fund 1	$733.9	0.35% on first $300 million 0.30% over $300 million
Sub-advised Fund 2	$193.3	0.40% on first $300 million 0.35% on next $200 million 0.30% over $500 million
Sub-advised Fund 3	144.0	0.35% on first $300 million 0.30% over $300 million
Sub-advised Fund 4	39.6	0.55% on first $50 million 0.50% over $50 million
Sub-advised Fund 5	31.1	0.55% on first $50 million 0.50% over $50 million
Sub-advised Fund 6	14.1	0.40% on the first $50 million 0.38% over $50 million
Lazard International Equity Separate Account Composite	N/A	0.75% on first $100 million 0.50% over $100 million

The sub-advisory fees negotiated with Lazard are a function of the size of the mandates, the applicable benchmarks, investment guidelines and the level of servicing required. The Board believes the current fee rates for Lazard as sub-adviser to the ON International Equity Portfolio are appropriate based on these factors and in light of the quality of the services provided.

The following are the names and principal occupations of the principal executive officers and directors of Lazard.

Name	Principal Occupation
Gerald Bruce Mazzari	Chief Operating Officer

Nathan Abraham Paul	Chief Business Officer

Ashish Bhutani	Chief Executive Officer & Director

Kenneth Marc Jacobs	Director

Alexander Franz Stern	Director

Mark Richard Anderson	Chief Compliance Officer & General Counsel

Templeton Global Advisors Limited

Templeton is a Bahamian corporation based in Nassau, Bahamas.    Templeton provides investment advisory and portfolio management services and has been registered as an investment adviser with the SEC since 1992. Templeton is an indirect, wholly owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”), a publicly owned company engaged in the financial services industry through its subsidiaries. As of December 31, 2016, Franklin Resources had total assets under management of $719,989.12 million.

Templeton acts as investment adviser or sub-adviser to the funds or accounts registered under the Act listed in the table below, each of which have similar investment objectives to that of the ON Foreign Portfolio.

Fund	Net Assets as of December 31, 2016 (Millions)	Annual Fee Rate as a Percentage of Average Annual Assets
Account A	$1,062.46	0.625% of first $50 million 0.465% of next $150 million 0.375% of next $300 million 0.350% over $500 million
Account B	$827.62	0.625% of first $50 million 0.465% of next $150 million 0.375% of next $300 million 0.350% over $500 million

The sub-advisory fees negotiated with Templeton are a function of the size of the mandates, the applicable benchmarks, investment guidelines and the level of servicing required. The Board believes the current fee rates for Templeton as sub-adviser to the ON Foreign Portfolio are appropriate based on these factors and in light of the quality of the services provided.

The following are the names and principal occupations of the principal executive officers and directors of Templeton.

Name	Principal Occupation
Cynthia L. Sweeting	Director, Chairman of the Board

Norman J. Boersma	Director, President & Chief Executive Officer

Craig S. Tyle	Chief Legal Officer

Michael D’Agrosa	Chief Compliance Officer

Heather E. Arnold	Director, Executive Vice President, Director of Research, and Portfolio Manager

Jennifer M. Johnson	Director

James Harper	Executive Vice President, Portfolio Manager, and Research Analyst

Madison S. Gulley	Executive Vice President

Kenneth A. Lewis	Executive Vice President

Edgerton Scott	Executive Vice President

Herbert Arnett Jr.	Vice President, Portfolio Manager, and Research Analyst

Christopher Peel	Vice President, Portfolio Manager, and Research Analyst

Patricia A. Albury	Vice President & Assistant Secretary

Galen Johnston	Vice President

Philip Portera	Vice President

Juan Miguel (Michel) Tulle	Vice President

Peter A. Palleija	Compliance Officer

Mark L. Constant	Treasurer

Michelle B. Davila	Secretary

Lex Ltd.	Assistant Secretary

IV.        Board Approval of the Sub-Advisory Agreements

At the Meeting, the Board, including a majority of the Independent Directors, approved the Lazard Sub-Advisory Agreement and the Templeton Sub-Advisory Agreement. The Directors noted that at their November 17, 2016 meeting, they had determined to replace each Portfolio’s then current sub-adviser upon the identification and approval of a new sub-adviser for each Portfolio. During the November 17, 2016 meeting, they met with representatives of Lazard and Templeton and authorized the Adviser to proceed with the steps necessary to engage the Sub-Advisers.

In considering the approval of the Sub-Advisory Agreements, the Board requested and reviewed a significant amount of information relating to each Portfolio, including the following: (1) proposed advisory and sub-advisory fee information, including a comparison to existing fees for the Portfolio; (2) comparative advisory fee and expense ratio information for a peer group of funds, as well as advisory fee and sub-advisory fee peer comparison charts showing where each Portfolio’s proposed advisory fee and sub-advisory fee were located in the dispersion of its peer funds’ advisory fees and sub-advisory fees; (3) performance data for each of Lazard and Templeton of funds employing similar strategies to that of the respective Portfolio; (4) estimated Adviser profitability information; and (5) other information regarding the nature, extent and quality of services anticipated to be provided by each sub-adviser.

The Directors, including all of the Independent Directors, were assisted by experienced independent legal counsel throughout the contract review process. The Independent Directors discussed the proposed Sub-Advisory Agreements in private session with such counsel at which no representatives of management or the Adviser or either sub-adviser were present. The Directors, including all of the Independent Directors, relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating each Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Sub-Advisory Agreement.

Nature, Extent and Quality of Services

The Board evaluated the nature, extent and quality of the advisory services anticipated to be provided by each of Lazard and Templeton. As part of its review, the Board reviewed information regarding each sub-adviser’s operations, procedures and personnel. The Directors considered the capabilities and resources that each sub-adviser is expected to dedicate to performing services on behalf of the Portfolio, as well as the quality of its administrative and other services. The Directors also considered the quality of the compliance programs of the Sub-Advisers, and reviewed information on each sub-adviser’s portfolio management and brokerage practices, including any soft dollar benefits received. It was the Directors’ conclusion that overall, they were satisfied with the nature, extent and quality of services anticipated to be provided to each Portfolio by the respective sub-adviser.

Investment Performance

Lazard. With respect to the ON International Equity Portfolio, the Board considered the performance of Lazard International Equity (Open), which utilizes a strategy similar to that of the Portfolio, relative to that of its Morningstar peer group and benchmark. The Directors noted the poor relative performance for the year ended January 31, 2017, and asked for an explanation why the Adviser was recommending Lazard as sub-adviser for the Portfolio. Representative of the Adviser indicated that the Adviser is looking for a sub-adviser that has a repeatable process that can be successful. They indicated that Lazard has been managing the style effectively, noting that even with the bad year in 2016, its 5-year performance is in the 41st percentile of its peer group. They explained that the problem in 2016 was the company mix (Lazard was not in financials and energy, which performed well), and that the performance was also hurt by the Fund’s country allocation and currency. Based on this explanation, the Directors concluded that Lazard has the ability to manage the Portfolio effectively going forward.

Templeton. With respect to the ON Foreign Portfolio, the Board considered the performance of Templeton Foreign Fund (Advisor Class), which utilizes a strategy similar to that of the Portfolio, relative to that of its Morningstar peer group and benchmark. The Directors noted that it had outperformed its peer group average for the year to date, 1-, 3- and 5-year periods ended January 31, 2017, noting in particular that the Templeton Foreign Fund ranked in the top 3% for the 1-year period and the top 14% for the 5-year period. Based on this performance, the Directors concluded that Templeton had the ability to manage the Portfolio effectively going forward.

Fees and Expenses, Profitability, & Economies of Scale

The Board reviewed charts showing, for each Portfolio, how the Portfolio’s proposed advisory and sub-advisory fees compared to the advisory and sub-advisory fees of the funds in its peer group. The charts showed the number of funds in the peer group within each defined range of advisory fees or sub-advisory fees, and the range that included the Portfolio. The Directors also noted that the Adviser, and not the Portfolios, is responsible for paying sub-advisory fees to the Sub-Advisers. The Board also considered the reasonableness of the proposed sub-advisory fees to be paid by the Adviser to each sub-adviser. The Directors relied on the ability of the Adviser to negotiate the terms of each Sub-Advisory Agreement, including the sub-advisory fee, at arm’s-length, noting that the Adviser is not affiliated with either sub-adviser.

With respect to the ON International Equity Portfolio, the Directors noted that the proposed advisory and sub-advisory fees were unchanged from the current fees, except that the Adviser had negotiated additional breakpoints in the Sub-Advisory Agreement with Lazard that would be passed through to shareholders through additional breakpoints in the advisory fee. As to the ON Foreign Portfolio, the Directors noted that that the proposed advisory and sub-advisory fees were lower than the current fees.

The Directors remarked that because the sub-advisory fees were paid by the Adviser and not by a Portfolio, the Adviser was incentivized to negotiate a favorable fee. Accordingly, the cost of services provided by each sub-adviser and the profitability of the sub-adviser in connection with its relationship with the applicable Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board concluded that the potential realization of economies of scale by the Portfolios from the sub-advisory arrangements with the sub-advisers should not be a material factor in its deliberations.

After consideration of the foregoing, the Board reached the following conclusions regarding the proposed Sub-Advisory Agreements, in addition to the conclusions set forth above: (a) the Sub-Advisers possess the capability and resources to perform the duties required of them under the Sub-Advisory Agreements; (b) the investment philosophy, strategies and techniques of each sub-adviser are appropriate for pursuing the applicable Portfolio’s investment objective; (c) each sub-adviser is likely to execute its investment philosophy, strategies and techniques consistently over time; and (d) the sub-advisers maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors unanimously approved the Sub-Advisory Agreements.

V.         Other Information

The Adviser and Administrator. The Adviser serves as investment adviser for the Fund and all of its portfolios. The Adviser is wholly-owned by The Ohio National Life Insurance Company (“ONLIC”), which serves as the principal administrator for the Fund. The Adviser and ONLIC are located at One Financial Way, Montgomery, Ohio 45242.

Annual and Semi-Annual Reports. The Fund has previously sent its most recent Annual Report and Semi-Annual Report to its shareholders. Copies of them are available, without charge, by writing to the Fund at One Financial Way, Montgomery, Ohio 45242 or by calling 1-877-665-6642.

Outstanding Shares.

The Portfolios each have one class of shares, 100% of which are owned of record by ONLIC, Ohio National Life Assurance Corporation (“ONLAC”) (together with ONLIC called “Ohio National”) and National Security Life and Annuity Company (“NSLAC”). The address of Ohio National and NSLAC is One Financial Way, Montgomery, Ohio 45242.

ON International Equity Portfolio (formerly International Portfolio)

As of March 31, 2017, there were 11,632,064 shares issued and outstanding. ONLIC owned 94.0% of these shares; ONLAC owned 4.0% and NSLAC owned 2.0%. These shares were allocated to Ohio National and NSLAC’s separate accounts as follows:

Separate Account	Shares	Percent of Class
Ohio National Variable Account A	10,388,830	89.3%
Ohio National Variable Account B	80,412	0.7%
Ohio National Variable Account C	446,946	3.8%
Ohio National Variable Account D	16,720	0.1%
Ohio National Variable Account R	470,207	4.0%
National Security Variable Account L	0	0.0%
National Security Variable Account N	228,949	2.0%

ON Foreign Portfolio (formerly International Small-Mid Company Portfolio)

As of March 31, 2017, there were 2,436,920 shares issued and outstanding. ONLIC owned 93.7% of these shares; ONLAC owned 5.8% and NSLAC owned 0.5%. These shares were allocated to Ohio National and NSLAC’s separate accounts as follows:

Separate Account	Shares	Percent of Class
Ohio National Variable Account A	2,066,133	84.8%
Ohio National Variable Account B	13,934	0.6%
Ohio National Variable Account C	198,539	8.1%
Ohio National Variable Account D	4,162	0.2%
Ohio National Variable Account R	142,483	5.8%
National Security Variable Account L	0	0.0%
National Security Variable Account N	11,671	0.5%

None of the Directors or executive officers of the Fund directly owns shares of the Fund. Only one director, John J. Palmer, owns variable contracts that entitle him to give voting instructions to the Fund. As of March 31, 2017, the Directors and executive officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of each Portfolio.

Appendix A

SUB-ADVISORY AGREEMENT

This Agreement is made as of May 1, 2017, by and between Ohio National Investments, Inc., an Ohio corporation (the “Adviser”), and Lazard Asset Management LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, Ohio National Fund, Inc. (the “Fund”), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the “1940 Act”); and

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the “Advisers Act”); and

WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as the sub-adviser with respect to those portions of the assets of the Fund designated as the ON International Equity Portfolio of the Fund on the terms and conditions set forth below.

NOW, THEREFORE, IT IS HEREBY AGREED as follows:

SECTION 1.    Investment Advisory Services

(a) The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary basis the cash, securities and other assets of the ON International Equity Portfolio that the Adviser shall from time to time place under the supervision of the Sub-Adviser (such cash, securities and other assets initially and as same shall thereafter be increased or decreased by the investment performance thereof and by additions thereto and withdrawals therefrom by the Adviser shall hereinafter be referred to as the “Portfolio”).

(b) All activities by the Sub-Adviser on behalf of the Adviser and the Portfolio shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund’s prospectus and statement of additional information, as amended from time to time (together, the “Prospectus”) and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser (as communicated to the Sub-Adviser in writing by the Fund or the Adviser). All activities of the Sub-Adviser on behalf of the Adviser and the Portfolio shall also be subject to the due diligence oversight and direction of the Adviser.

(c) Subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility to (i) select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolio and, when applicable, shall negotiate commissions in connection therewith, and (ii) to enter into and perform other financial contracts to effect investment-related transactions on behalf of the Portfolio. All such selections shall be made in accordance with the Fund’s policies and restrictions regarding brokerage allocation set forth in the Prospectus. The Sub-Adviser may, in its discretion, in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended (together with the regulations promulgated pursuant thereto), cause the Portfolio to pay a broker-dealer a commission for effecting a transaction for the Portfolio in excess of the amount of commission another broker-dealer adequately qualified to effect such transaction would have charged for effecting that transaction. This may be done where the Sub-Adviser has determined in good faith that such commission is reasonable in relation to the value of the brokerage and/or research provided by the broker-dealer. The Sub-Adviser shall not be required to limit to the Portfolio the use of the research or other services provided by a broker-dealer in connection with effecting a transaction for the Portfolio, and such research and/or other services may benefit other clients of the Sub-Adviser and its affiliates.

(d) In carrying out its obligations to manage the investments and reinvestments of the Portfolio, the Sub-Adviser shall:

(1)

obtain and evaluate pertinent (as determined solely by the Sub-Adviser) economic, statistical, financial and other information affecting sectors and industries and the individual companies included in the Portfolio or under consideration for inclusion therein;

(2)

formulate and implement a continuous investment program for the Portfolio consistent with the investment objectives and related investment policies and restrictions for the Portfolio as set forth in the Prospectus;

(3)	take such steps as are necessary to implement the aforementioned investment program by placing orders for the purchase and sale of securities; and
(4)

coordinate with the Adviser to assure compliance with the Prospectus, qualification of the Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and compliance with the diversification requirements of Section 817(h) of the Code.

(e) In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser and the Portfolio’s custodian on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. With respect to Portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Portfolio’s custodian.

(f) In connection with the placement of orders for the execution of the Portfolio’s securities transactions, the Sub-Adviser shall create and maintain all necessary records of the Portfolio as are required of an investment adviser of a registered investment company including, but not limited to, records required by the 1940 Act and the Advisers Act. All such records pertaining to the Portfolio shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission, any other regulatory authority having jurisdiction, the Fund, the Adviser or any person reasonably retained by the Fund or the Adviser. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

(g) The Sub-Adviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Portfolio as a whole, in such form and at such intervals as the Adviser or the Board of Directors may from time to time reasonably require.

(h) In acting under this Agreement, the Sub-Adviser shall be an independent contractor and not an agent of the Adviser, or the Fund.

(i) The parties to this Agreement agree that each shall treat as confidential all information provided by a party to the others regarding such party’s business and operations, including, without limitation, the investment activities or holdings of the Portfolio. All confidential information provided by a party hereto shall be used by any other parties hereto solely for the purposes of rendering services pursuant to this Agreement and, except as may be required in carrying out the terms of this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or which thereafter becomes publicly available other than in contravention of this Section 1(i) or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

SECTION 2.    Expenses

(a) The Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

(b) The Fund shall bear all expenses of the Portfolio’s organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolio, expenses of offering interests in the Portfolio for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders of the Fund, and all other costs incident to the Portfolio’s existence.

SECTION 3.    Use of Services of Others

The Sub-Adviser may in its sole discretion (at its expense except as set forth in Section 2 hereof) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-Adviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser’s obligations hereunder.

SECTION 4.    Sub-Advisory Fees

In consideration of the Sub-Adviser’s services to the Fund hereunder, the Sub-Adviser shall be entitled to sub-advisory fees, payable monthly, at the annual rate of 0.40% of the first five hundred million dollars ($500 million) of the average daily net assets of the Portfolio, 0.35% of the next five hundred million dollars ($500 million) of the average daily net assets of the Portfolio and 0.32% of the average daily net assets of the Portfolio in excess of one billion dollars ($1 billion)(the “Sub-Advisory Fees”). The Sub-Advisory Fees shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fees accruals shall be paid monthly to the Sub-Adviser on or before the fifth business day of the next succeeding month. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Portfolio as of the close of business each day. The Sub-Advisory Fees shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub-Advisory Fees.

SECTION 5.    Limitation of Liability of Sub-Adviser

(a) The Sub-Adviser shall be liable for losses resulting from its own acts or omissions caused by the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, and nothing herein shall protect the Sub-Adviser against any such liability to the shareholders of the Fund or to the Adviser. Except as provided in the previous sentence, the Sub-Adviser shall not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Sub-Adviser’s duties under this Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund’s assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind (other than taxes on the Sub-Adviser’s income), including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively “Taxation”). Notwithstanding the foregoing sentence, the Sub-Adviser shall be liable for taxes or tax penalties incurred by the Portfolio, or by any legal or beneficial owner of the Fund’s shares solely attributable to the Portfolio, for failure of the Portfolio to qualify as a regulated investment company under Subchapter M, of the Internal Revenue Code of 1986, as amended, or to meet the diversification requirements of Treasury Regulations Section 1.817-5(b), as a result of the Sub-Adviser’s management of the Portfolio. For clarity, the Sub-Adviser shall not be liable for other taxes or penalties incurred by the Fund or its shareholders that are not attributable to the Sub-Adviser’s management of the Portfolio.

Furthermore, in the event of any violation of the diversification requirements of Treasury Regulations Section 1.817-5(b) by the Portfolio, the Adviser will use its best efforts to requalify each contract issued by the Adviser with an interest in the Portfolio under Treasury Regulations Section 1.817-5(a)(2) (a “Requalification”). The Adviser agrees that it shall not agree to any final determination with the IRS relating to a Requalification without the Sub-Adviser’s prior written consent, which consent shall not be unreasonably withheld. The Adviser may at any time agree to such a final determination without the Sub-Adviser’s consent, provided, however, that if the Sub-Adviser’s consent has been reasonably withheld, the Sub-Adviser shall have no liability with respect to such final determination. If the Adviser fails to use its best efforts to requalify each contract issued by the Adviser with an interest in the Portfolio as described above, or is unable to requalify such contracts for reasons unrelated to the Sub-Adviser’s obligations under this Agreement, the Sub-Adviser shall have no liability under this Section.

(b) In the event the Sub-Adviser is assessed any Taxation in respect of the assets, income or activities of the Portfolio, the Adviser and the Fund jointly will indemnify the Sub-Adviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney’s fees, incurred by the Sub-Adviser in connection with the defense or settlement of any such assessment. The Sub-Adviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Sub-Adviser would be inappropriate due to actual or potential conflicts of interest.

SECTION 6.    Services to Other Clients and the Fund

(a) Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities on behalf of other customers including entities registered under the 1940 Act.

(b) While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolio shall in the Sub-Adviser’s judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub-Adviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of other clients. The Sub-Adviser and its affiliated persons shall supply information, recommendations and any other services to the Portfolio and to any other client in an impartial and fair manner in order to seek good results for all clients involved. As used herein, the term “affiliated person” shall have the meaning assigned to it in the 1940 Act.

(c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, the Sub-Adviser may, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-Adviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

(d) The Sub-Adviser agrees to use the same skill and care in providing services to the Fund as it uses in providing services to other similar accounts for which it has investment responsibility. The Sub-Adviser will conform with all applicable rules and regulations of the Securities and Exchange Commission.

SECTION 7.    Reports to the Sub-Adviser

The Adviser shall furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge the Sub-Adviser’s duties under this Agreement.

SECTION 8.    Proxies

The Adviser shall vote proxies for securities held by the Fund in accordance with the Adviser’s policies for proxy voting. The Adviser agrees it shall provide the Sub-Adviser a copy of the Adviser’s policies upon written request.

SECTION 9.    Representations and Warranties

(a) Adviser hereby represents and warrants that:

(1)	it is duly registered as an investment adviser under the Advisers Act;
(2)

either (i) it is not a member of the National Futures Association (“NFA”) and is not required to be registered with the NFA or under the Commodity Exchange Act, as amended (the “CEA”), or (ii) if it is a member of the NFA or registered under the CEA, it has notified Sub-Adviser in writing of its status; in any such case, Adviser agrees to promptly notify Sub-Adviser of any change in its NFA membership status or if it becomes required to become a member of the NFA or register under the CEA;

(3)

the Fund is exempt from registration under the Commodity Exchange Act pursuant to Rule 4.5 of the Commodity Futures Trading Commission (“CFTC”), and the Fund is in compliance with the requirements of CFTC Rule 4.5; and

(4)	the execution, delivery and performance of this Agreement are within Adviser’s powers and this Agreement constitutes a legal, valid and binding obligation.

(b) Sub-Adviser hereby represents and warrants that:

(1)	it is duly registered as an investment adviser under the Advisers Act;
(2)

it is exempt from registration as a commodity trading advisor (“CTA”) and to the extent that it is no longer able to rely upon an exemption from registration as a CTA, Sub-Adviser will promptly give Adviser written notice of the change; and

(3)	the execution, delivery and performance of this Agreement are within Sub-Adviser’s powers and this Agreement constitutes a legal, valid and binding obligation.

SECTION 10.    Term of Agreement

Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof for an initial term of two (2) years. This Agreement shall thereafter continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

SECTION 11.    Termination of Agreement; Assignment

(a) This Agreement may be terminated by the Adviser or the Sub-Adviser without the payment of any penalty, upon 90 days’ prior notice in writing to the other party and to the Fund, or upon 60 days’ written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser’s agreement to provide investment advisory services to the Portfolio or (2) notice to the Sub-Adviser that the Adviser’s agreement to provide investment advisory services to the Portfolio has terminated.

(b) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

(c) Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.

SECTION 12.    Notices

(a) The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any of the following events: (1) any change in the Portfolio’s portfolio managers; (2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio; or (4) any proposed change (to the extent legally permissible to disclose) in control of the Sub-Adviser.

(b) Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

If to the Adviser:

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

Fax No. (513) 794-4507

With a copy to:

Paul Gerard, President

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

If to the Sub-Adviser:

Attn.: General Counsel

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112

SECTION 13.    Governing Law

This Agreement shall be governed by and subject to the requirements of the laws of the State of Ohio without reference to the choice of law provisions thereof.

SECTION 14.    Applicable Provisions of Law

The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

SECTION 15.    Counterparts

This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

Ohio National Investments, Inc.

By:	/s/ Paul Gerard
Paul Gerard, President

Lazard Asset Management LLC

By:	/s/ Nathan A. Paul
Nathan A. Paul, Managing Director

Accepted and Agreed:

Ohio National Fund, Inc.

By:	/s/ Michael DeWeirdt
Michael DeWeirdt, President

Appendix B

SUB-ADVISORY AGREEMENT

This Agreement is made as of May 1, 2017, by and between Ohio National Investments, Inc., an Ohio corporation (the “Adviser”), and Templeton Global Advisors Limited, a Bahamian corporation (the “Sub-Adviser”).

WHEREAS, Ohio National Fund, Inc. (the “Fund”), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the “1940 Act”); and

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the “Advisers Act”); and

WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as the sub-adviser with respect to those portions of the assets of the Fund designated as the ON Foreign Portfolio of the Fund on the terms and conditions set forth below;

NOW, THEREFORE, IT IS HEREBY AGREED as follows:

SECTION 1.  Investment Advisory Services

(a) The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary basis the cash, securities and other assets of the ON Foreign Portfolio that the Adviser shall from time to time place under the supervision of the Sub-Adviser (such cash, securities and other assets initially and as same shall thereafter be increased or decreased by the investment performance thereof and by additions thereto and withdrawals therefrom by the Adviser shall hereinafter be referred to as the “Portfolio”). Such discretionary investment authority includes the power to purchase, sell, exchange or convert foreign currency in the spot or forward markets in connection with portfolio trades as agent, at the market rate, as determined by the Sub-Adviser. To the extent applicable to the Fund’s strategy, conversion of currencies into and out of the base currency of the Fund in unrestricted markets with respect to the portfolio trades shall be performed by the Sub-Adviser. However, to the extent applicable to the Fund’s strategy, conversion of currencies into and out of the base currency of the Fund in restricted markets and generally income repatriation transactions will be the responsibility of the Fund’s custodian (“Custodian”). To the extent that the Custodian performs such transactions, the Sub-Adviser shall not have the ability to control the transactions and shall not be expected or required to supervise or assess the quality of such transactions. Whether a market is considered to be restricted will depend on a number of factors, including, but not limited to, country specific statutory documentation requirements, country specific structural risks, operational constraints, and convertibility issues. In addition, Adviser understands that the Sub-Adviser’s list of unrestricted markets may change over time and that the Sub-Adviser’s lists may also differ depending on the type of transaction. Accordingly, the Sub-Adviser shall be entitled to consult with third parties, including, but not limited to, broker-dealers and custodians, and rely upon such information in making a good faith determination on whether a market is considered restricted.

(b) All activities by the Sub-Adviser on behalf of the Adviser and the Portfolio shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund’s prospectus and statement of additional information, as amended from time to time (together, the “Prospectus”) and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser (as communicated to the Sub-Adviser in writing by the Fund or the Adviser). All activities of the Sub-Adviser on behalf of the Adviser and the Portfolio shall also be subject to the due diligence oversight and direction of the Adviser.

(c) Subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility to (i) select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolio and, when applicable, shall negotiate commissions in connection therewith, and (ii) to enter into and perform other financial contracts to effect investment-related transactions on behalf of the Portfolio. All such selections shall be made in accordance with the Fund’s policies and restrictions regarding brokerage allocation set forth in the Prospectus and Statement of Additional Information.

(d) In carrying out its obligations to manage the investments and reinvestments of the Portfolio, the Sub-Adviser shall:

(1)

obtain and evaluate pertinent economic, statistical, financial and other information affecting sectors and industries and the individual companies included in the Portfolio or under consideration for inclusion therein;

(2)

formulate and implement a continuous investment program for the Portfolio consistent with the investment objectives and related investment policies and restrictions for the Portfolio as set forth in the Prospectus;

(3)	take such steps as are necessary to implement the aforementioned investment program by placing orders for the purchase and sale of securities; and

(4)

coordinate with the Adviser to assure (i) compliance with the Prospectus, (ii) compliance with diversification requirements applicable to the Portfolio as a regulated investment company under Section 851(b)(3) of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and (iii) compliance with the diversification requirements of Section 817(h) of the Code.

(e) In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser and the Portfolio’s custodian on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. With respect to Portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Portfolio’s custodian.

(f) In connection with the placement of orders for the execution of the Portfolio’s securities transactions, the Sub-Adviser shall create and maintain all necessary records of the Portfolio as are required of an investment adviser of a registered investment company including, but not limited to, records required by the 1940 Act and the Advisers Act. All such records pertaining to the Portfolio shall be the property of the Fund (and the Sub-Adviser shall be entitled to retain copies of all such records and shall maintain the confidentiality of all such records) and shall be available for inspection and use by the Securities and Exchange Commission, any other regulatory authority having jurisdiction, the Fund, the Adviser or any person retained by the Fund or the Adviser. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

(g) The Sub-Adviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Portfolio as a whole, in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.

(h) In acting under this Agreement, the Sub-Adviser shall be an independent contractor and not an agent of the Adviser, or the Fund.

(i) The parties to this Agreement agree that each shall treat as confidential all information provided by a party to the others regarding such party’s business and operations, including, without limitation, the investment activities or holdings of the Portfolio. All confidential information provided by a party hereto shall be used by any other parties hereto solely for the purposes of rendering services pursuant to this Agreement and, except as may be required in carrying out the terms of this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or which thereafter becomes publicly available other than in contravention of this Section 1(i) or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation. Notwithstanding any other provision of this Agreement, the Sub-Adviser may include the performance of the Fund attributable to the time period Sub-Adviser provided services under this Agreement in composites and composite and representative account performance presentations, marketing materials, attribution analyses, statistical compilations, or other similar compilations or presentations, provided such use does not disclose the Fund’s identity except to the extent permitted by the Adviser.

SECTION 2.  Expenses

(a) The Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

(b) The Fund shall bear all expenses of the Portfolio’s organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolio, expenses of offering interests in the Portfolio for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders of the Fund, and all other costs incident to the Portfolio’s existence.

SECTION 3.  Use of Services of Others

The Sub-Adviser may (at its expense except as set forth in Section 2 hereof) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-Adviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser’s obligations hereunder or otherwise helpful to the Fund and the Portfolio. The Sub-Adviser may delegate all or part of its duties under this Agreement that do not involve investment decisions to any of its affiliates, provided that Sub-Adviser shall remain responsible for any duties so delegated.

SECTION 4.  Sub-Advisory Fees

In consideration of the Sub-Adviser’s services to the Fund hereunder, the Sub-Adviser shall be entitled to sub-advisory fees, payable monthly, at the annual rate of 0.43% of the first five hundred million dollars ($500 million) of the average daily net assets of the Portfolio, 0.38% of the next five hundred million dollars ($500 million) of the average daily net assets of the Portfolio and 0.35% of the average daily net assets of the Portfolio in excess of one billion dollars ($1 billion)(the “Sub-Advisory Fees”). The Sub-Advisory Fees shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fees accruals shall be paid monthly to the Sub-Adviser on or before the fifth business day of the next succeeding month. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Portfolio as of the close of business each day. The Sub-Advisory Fees shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub-Advisory Fees.

SECTION 5.  Limitation of Liability of Sub-Adviser

(a) The Sub-Adviser shall be liable for losses resulting from its own acts or omissions caused by the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, and nothing herein shall protect the Sub-Adviser against any such liability to the Fund, to the Adviser or to any affiliate of the Adviser. The Sub-Adviser shall not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Sub-Adviser’s duties under this Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund’s assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind (other than taxes on the Sub-Adviser’s income), including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively “Taxation”), provided that the Sub-Adviser shall be liable for taxes or tax penalties incurred by the Portfolio, or by any legal or beneficial owner of the Fund’s shares solely attributable to the Portfolio, for failure of the Portfolio to qualify as a regulated investment company under Subchapter M, of the Internal Revenue Code of 1986, as amended, or to meet the diversification requirements of Treasury Regulations Section 1.817-5(b (including by applying any applicable grace periods set forth in the Code, applicable Treasury Regulations or other applicable guidance, such as published rulings), as a result of the Sub-Adviser’s management of the Portfolio. For clarity, the Sub-Adviser shall in no event be liable for other taxes or penalties incurred by the Fund or its shareholders that are not attributable to the Sub-Adviser’s management of the Portfolio.

Furthermore, in the event of any violation of the diversification requirements of Treasury Regulations Section 1.817-5(b) by the Portfolio, the Adviser will use its best efforts to requalify each contract issued by the Adviser with an interest in the Portfolio under Treasury Regulations Section 1.817-5(a)(2) (a “Requalification”). The Adviser agrees that it shall not agree to any final determination with the IRS relating to a Requalification without the Sub-Adviser’s prior written consent, which consent shall not be unreasonably withheld. The Adviser may at any time agree to such a final determination without the Sub-Adviser’s consent, provided, however, that if the Sub-Adviser’s consent has been reasonably withheld, the Sub-Adviser shall have no liability with respect to such final determination. If the Adviser fails to use its best efforts to requalify each contract issued by the Adviser with an interest in the Portfolio as described above, or is unable to requalify such contracts for reasons unrelated to the Sub-Adviser’s obligations under this Agreement, the Sub-Adviser shall have no liability under this Section.

(b) In the event the Sub-Adviser is assessed any Taxation in respect of the assets, income or activities of the Portfolio, the Adviser and the Fund jointly will indemnify the Sub-Adviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney’s fees, incurred by the Sub-Adviser in connection with the defense or settlement of any such assessment. The Sub-Adviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Sub-Adviser would be inappropriate due to actual or potential conflicts of interest.

SECTION 6.  Services to Other Clients and the Fund

(a) Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities on behalf of other customers including entities registered under the 1940 Act.

(b) While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolio shall in the Sub-Adviser’s judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub-Adviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of other clients. The Sub-Adviser and its affiliated persons shall supply information, recommendations and any other services to the Portfolio and to any other client in an impartial and fair manner in order to seek good results for all clients involved. As used herein, the term “affiliated person” shall have the meaning assigned to it in the 1940 Act.

(c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, the Sub-Adviser may, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-Adviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

(d) The Sub-Adviser agrees to use the same skill and care in providing services to the Fund as it uses in providing services to other similar accounts for which it has investment responsibility. The Sub-Adviser will conform with all applicable rules and regulations of the Securities and Exchange Commission.

SECTION 7.  Reports to the Sub-Adviser

The Adviser shall furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge the Sub-Adviser’s duties under this Agreement.

SECTION 8.  Proxies, Legal Proceedings and Corporate Actions

The Adviser shall vote proxies for securities held by the Fund in accordance with the Adviser’s policies for proxy voting. The Adviser agrees it shall provide the Sub-Adviser a copy of the Adviser’s policies upon written request. The Sub-Adviser shall not, on behalf of the Fund, provide notice of, make any recommendations concerning, initiate, file proofs of claim in, or otherwise take any action with respect to legal proceedings (including, without limitation, bankruptcy proceedings) involving securities presently or formerly held in a Fund, or involving the issuers of such securities or related parties.

The Sub-Adviser is authorized to exercise corporate actions with respect to equity and fixed income securities (including but not limited to, dividends, warrants, rights, offerings, tender offers, consents, restructurings, mergers, reorganizations, recapitalizations, exchange, subscriptions, actions at debtholder meetings (and any other action relating to the exercise or enforcement of rights under, or the renegotiation of, the terms of a fixed income instrument) for the Fund in the Sub-Adviser’s discretion. Further, the Sub-Adviser is authorized to disclose confidential information about the Fund to third parties as necessary for the Fund to participate in any corporate actions for which it is eligible. Client acknowledges that the Sub-Adviser may not exercise a corporate action due to various factors, including, but not limited to, the Fund’s ineligibility to participate in such corporate action, the Sub-Adviser’s lack of timely notice of the corporate action, the Sub-Adviser’s inability (after making all reasonable efforts) to provide documentation within the period of time required for participation, or if Sub-Adviser otherwise determines that participation is not in the best interests of the Fund.

SECTION 9.  Representations and Warranties

(a) Adviser hereby represents and warrants that:

(1)	it is duly registered as an investment adviser under the Advisers Act;

(2)

either (i) it is not a member of the National Futures Association (“NFA”) and is not required to be registered with the NFA or under the Commodity Exchange Act, as amended (the “CEA”), or (ii) if it is a member of the NFA or registered under the CEA, it has notified Sub-Adviser in writing of its status; in any such case, Adviser agrees to promptly notify Sub-Adviser of any change in its NFA membership status or if it becomes required to become a member of the NFA or register under the CEA;

(3)

the Fund is exempt from registration under the Commodity Exchange Act pursuant to Rule 4.5 of the Commodity Futures Trading Commission (“CFTC”), and the Fund is in compliance with the requirements of CFTC Rule 4.5; and

(4)	the execution, delivery and performance of this Agreement are within Adviser’s powers and this Agreement constitutes a legal, valid and binding obligation.

(b) Sub-Adviser hereby represents and warrants that:

(4)	it is duly registered as an investment adviser under the Advisers Act;

(5)	it is duly registered with the NFA and under the CEA as a commodity pool operator ; and

(6)	the execution, delivery and performance of this Agreement are within Sub-Adviser’s powers and this Agreement constitutes a legal, valid and binding obligation.

SECTION 10.  Term of Agreement

Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof for an initial term of two (2) years. This Agreement shall thereafter continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

SECTION 11.  Termination of Agreement; Assignment

(a) This Agreement may be terminated by the Adviser or the Sub-Adviser without the payment of any penalty, upon 90 days’ prior notice in writing to the other party and to the Fund, or upon 60 days’ written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser’s agreement to provide investment advisory services to the Portfolio or (2) notice to the Sub-Adviser that the Adviser’s agreement to provide investment advisory services to the Portfolio has terminated.

(b) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

(c) Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.

SECTION 12.  Notices

(a) The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any of the following events: (1) any change in the Portfolio’s portfolio manager; (2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio; or (4) any proposed change in control of the Sub-Adviser.

(b) Any notice given hereunder shall be in writing and may be served by being sent by registered mail or by nationally-recognized overnight courier company to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing. Addresses for notice may be changed by written notice to the other party.

If to the Adviser:

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

Fax No. (513) 794-4507

With a copy to:

Paul J. Gerard, President

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

If to the Sub-Adviser:

Templeton Global Advisors Limited

P.O. Box N7759

Lyford Cay

Nassau, New Providence, Bahamas

Attention: General Counsel

With a copy to:

Franklin Templeton Investments

One Franklin Parkway

San Mateo, California 94403

Attention: General Counsel

SECTION 13.  Governing Law

This Agreement shall be governed by and subject to the requirements of the laws of the State of Ohio without reference to the choice of law provisions thereof.

SECTION 14.  Applicable Provisions of Law

The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

SECTION 15.  Counterparts

This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

SECTION 16.  Trademarks

The parties agree that the names of the Sub-Adviser and its affiliates and the Sub-Adviser’s and its affiliates’ logos, trademarks, service marks or trade names and any derivatives of such (altogether “Sub-Adviser Property”) are the valuable property of the Sub-Adviser and its affiliates. The Adviser and the Fund may use Sub-Adviser Property only: (1) to identify Sub-Adviser as the sub-adviser to the Fund as required by law or governmental regulations; and (2) in marketing materials for the Fund provided that such use is limited to: (a) identifying Sub-Adviser and the services performed for the Fund by the Sub-Adviser; and (b) providing biographical information about the Sub-Adviser that is accurately derived from information provided by or made public by Sub-Adviser or its affiliates. Any other use of Sub-Adviser Property must be expressly pre-approved in writing by Sub-Adviser. Upon termination of this Agreement, the Adviser and the Fund shall forthwith cease to use Sub-Adviser Property. If the Adviser or the Fund makes any unauthorized use of Sub-Adviser Property, the parties acknowledge that the Sub-Adviser and its affiliates shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Sub-Adviser and its affiliates shall be entitled to injunctive relief, as well as any other remedy available under law.

SECTION 17.  Performance Differences

The Adviser understands, consents and agrees that performance of the Fund will not be the same as, and may differ significantly from, the performance of any mutual fund for which the Sub-Adviser or its affiliates serves as investment adviser (“Franklin Templeton Fund”), including any Franklin Templeton Fund that may have investment goals and strategies that are similar to those of the Fund, based on, but not limited to, the following factors: (i) differences in: inception dates, cash flows, asset allocation, security selection, liquidity, income distribution or income retention, fees, fair value pricing procedures, and diversification methodology; (ii) use of different foreign exchange rates and different pricing vendors; (iii) ability to access certain markets due to country registration requirements; (iv) legal restrictions or custodial issues, (v) legacy holdings in the Fund; (vi) availability of applicable trading agreements such as ISDAs, futures agreements or other trading documentation, (vii) restrictions placed on the account (including country, industry or environmental and social governance restrictions); and (viii) other operational issues that impact the ability of a fund to trade in certain instruments or markets. Adviser further understands, consents and agrees that any similarity of investment goals and strategies between the Fund and any Franklin Templeton Fund is subject to, among other things, the discretion and decisions of the Board of Trustees of the respective funds.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

Ohio National Investments, Inc.

By:	/s/ Paul J. Gerard
Paul J. Gerard, President

Templeton Global Advisors Limited

By:	/s/ Norm Boersma
Norm Boersma, President/Chief Investment Officer

Accepted and Agreed:

Ohio National Fund, Inc.

By:	/s/ Michael DeWeirdt
Michael DeWeirdt, President